Exhibit 99.1

Aerohive Networks Reports Q2 2017 Results; Achieves Record Subscription and Support Revenue and Non-GAAP Profitability

MILPITAS, CA — August 2, 2017 — Aerohive Networks® (NYSE: HIVE), a leader in cloud networking and enterprise Wi-Fi, today announced financial results for its second quarter ended June 30, 2017.

“We are pleased to deliver on our commitment of non-GAAP profitability, exceeding our guidance for gross margin, with revenue within our range and strong deferred revenue growth,” stated David Flynn, President and Chief Executive Officer. “We have made great progress maturing our HiveManager® NG platform, and we are seeing success leveraging our new Connect/Select offering to drive channel recruitment. Our focus over the next few quarters will be to convert these improvements into revenue growth to offset the expected softness in the education market.”

Financial Summary

Total revenue for the second quarter of fiscal year 2017 was $42.3 million, compared with $47.6 million for the second quarter of 2016. Subscription and support revenue was $10.3 million, or 24% of total revenue for the quarter, compared with $8.1 million, or 17% of total revenue, for the second quarter of 2016.

On a GAAP basis, net loss was $3.9 million for the second quarter of fiscal year 2017, compared with a net loss of $7.4 million for the second quarter of 2016. GAAP gross margin was 67.4% for the second quarter of fiscal year 2017, compared with 67.5% for the second quarter of 2016.

On a non-GAAP basis, net income was $0.6 million for the second quarter of fiscal year 2017, compared with a net loss of $1.0 million for the second quarter of 2016. Non-GAAP gross margin was 68.2% for the second quarter of fiscal year 2017, compared with 68.3% for the second quarter of 2016.

Conference Call Information

Aerohive Networks will host a conference call and webcast for analysts and investors to discuss its second quarter 2017 results and outlook for its third quarter of 2017 at 2:00 pm Pacific Time today, August 2, 2017. The call may be accessed by dialing 1-888-596-2581 (toll free) or 1-719-325-4793 (international) and providing the passcode 2696603. A live and archived audio webcast of the conference call will be accessible from the “Investor Relations” section of the Company’s website at http://ir.aerohive.com.

Safe Harbor Statement

This press release contains forward-looking statements, including statements regarding Aerohive Networks’ financial expectations and operating performance and expectations for continued momentum, including statements regarding the progress we are making to address challenges in our business, including to strengthen our channels and product offerings, diversify our market opportunities and our ability to achieve and maintain non-GAAP operating profitability and resume revenue growth. These forward-looking statements are based on current expectations and are subject to inherent uncertainties, risks and changes in circumstances that are difficult or impossible to predict. The actual outcomes and results may differ materially from those contemplated by these forward-looking statements as a result of these uncertainties, risk and changes in circumstances, including, but not limited to, risks and uncertainties related to: our ability to continue to attract, integrate, retain and train skilled personnel, especially skilled R&D and sales personnel, in general and in specific regions, our ability to develop and expand our revenue opportunities and sales capacity and improve the effectiveness of our channel, our ability to improve our operating and sales execution, general demand for wireless networking in the industry verticals we target or demand for Aerohive products in particular, our ability to benefit from our participation in the E-Rate program, unpredictable and changing market conditions, risks associated with the deployment, performance and adoption of our new products and services, risks associated with our growth, competitive pressures from existing and new companies, including pricing pressures, changes in the mix and selling prices of Aerohive products, technological change, product development delays, reliance on third parties to manufacture, warehouse and timely deliver Aerohive products, our inability to protect Aerohive intellectual property or to predict or limit exposure to third-party claims relating to its or Aerohive’s intellectual property, Aerohive’s limited operating history, particularly as a public company, uses of Aerohive’s capital and general market, political, regulatory, economic and business conditions in the United States and internationally.

Additional risks and uncertainties that could affect Aerohive’s financial and operating results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” in the Company’s recent annual report on Form 10-K and quarterly report on Form 10-Q. Aerohive’s SEC filings are available on the Investor Relations section of the Company’s website at http://ir.aerohive.com and on the SEC’s website at www.sec.gov. All forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Aerohive Networks disclaims any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by law.

Non-GAAP Financial Measures

Aerohive’s results for its second quarter of fiscal year 2017 reported in this press release and the related earnings conference call include certain non-GAAP financial measures, including:

•	non-GAAP gross profit and non-GAAP gross margin;

•	non-GAAP product gross profit and non-GAAP product gross margin;

•	non-GAAP subscription and support gross profit and non-GAAP subscription and support gross margin;

•	non-GAAP operating income (loss) and non-GAAP operating margin;

•	non-GAAP net income (loss) and non-GAAP net income (loss) per share;

•	non-GAAP operating expenses and non-GAAP functional expenses; and

•	non-GAAP operating expense percentage and non-GAAP functional expense percentage.

The Company defines non-GAAP financial measures to exclude share-based compensation, adjustments to internal-use software amortization, and certain charges related to litigation, headquarter relocation and restructuring.

The Company has included certain non-GAAP financial measures in this press release because the Company believes they are key measures which can be used to evaluate the business, measure performance, identify trends affecting the business, formulate financial projections and make strategic decisions. In particular, the exclusion of certain expenses in calculating these non-GAAP financial measures can provide a useful measure for period-to-period comparisons of the Company’s core business.

Although non-GAAP financial measures are frequently used by investors in their evaluations of companies, these non-GAAP financial measures have limitations in that they do not reflect all of the amounts associated with the Company’s results of operations, as determined in accordance with GAAP. Some of these limitations are:

•	the non-GAAP measures do not consider the expense related to stock-based compensation, which is an ongoing expense for the Company;

•	although amortization of internal-use software is a non-cash charge, the assets being amortized often will have to be replaced in the future, and non-GAAP net loss and non-GAAP loss per share do not reflect any cash requirement for such replacements;

•	excluding certain expenses associated with litigation in the quarter does not reflect the impact on our ongoing operations over this period of the cash requirement to defend such or other litigation;

•	excluding headquarter relocation expense in the quarter does not reflect the cash requirement relating to the one-time charges related to the lease abandonment costs incurred upon vacating buildings of our prior headquarters and double rent and utilities expense during the transition to our new headquarters facility;

•	excluding restructuring charges in the quarter does not reflect the cash requirement relating to the costs associated with restructuring and primarily relates to employee termination costs and benefits; and

•	other companies, including companies in our industry, may calculate these non-GAAP financial measures differently, which reduces their usefulness as a comparative measure.

Because of these and other limitations, you should consider non-GAAP financial measures only together with other financial performance measures, including various cash flow metrics, net loss and other GAAP results.

A reconciliation of non-GAAP guidance measures to corresponding GAAP guidance measures is not available on a forward-looking basis due to the high variability and low visibility with respect to the charges that are excluded from these non-GAAP measures.

About Aerohive Networks

Aerohive (NYSE: HIVE) enables our customers to simply and confidently connect to the information, applications, and insights they need to thrive. Our simple, scalable, and secure platform delivers mobility without limitations. For our customers worldwide, every access point is a starting point. Aerohive was founded in 2006 and is headquartered in Milpitas, CA. For more information, please visit www.aerohive.com, call us at 408-510-6100, follow us on Twitter @Aerohive, subscribe to our blog, join our community, or become a fan on our Facebook page.

“Aerohive” and “HiveManager” are registered trademarks of Aerohive Networks, Inc. All product and company names used herein are trademarks or registered trademarks of their respective owners. All rights reserved.

Investor Relations Contact:

Melanie Solomon

The Blueshirt Group

(408) 769-6720

ir@aerohive.com

AEROHIVE NETWORKS, INC.

Condensed Consolidated Statements of Operations

(unaudited, in thousands, except share and per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Revenue:
Product	$32,046	$39,536	$58,916	$71,992
Subscription and support	10,254	8,095	19,735	15,767

Total revenue	42,300	47,631	78,651	87,759

Cost of revenue (1):
Product	10,616	12,413	19,352	22,852
Subscription and support	3,153	3,050	6,329	5,953

Total cost of revenue	13,769	15,463	25,681	28,805

Gross profit	28,531	32,168	52,970	58,954
Operating expenses:
Research and development (1)	9,222	10,562	18,772	20,772
Sales and marketing (1)	17,420	21,322	34,859	42,390
General and administrative (1)	5,489	7,725	11,786	15,620

Total operating expenses	32,131	39,609	65,417	78,782

Operating loss	(3,600)	(7,441)	(12,447)	(19,828)
Interest income	164	117	304	236
Interest expense	(147)	(110)	(277)	(236)
Other income (expense), net	(93)	90	(178)	106

Loss before income taxes	(3,676)	(7,344)	(12,598)	(19,722)
Provision for income taxes	197	68	294	213

Net loss	$(3,873)	$(7,412)	$(12,892)	$(19,935)

Net loss per share, basic and diluted	$(0.07)	$(0.15)	$(0.24)	$(0.40)

Weighted-average shares used in computing net loss per share, basic and diluted	53,175,684	49,798,994	52,808,412	49,467,667

(1) Includes stock-based compensation as follows:
Cost of revenue	$276	$321	$547	$593
Research and development	1,065	1,366	1,753	2,711
Sales and marketing	1,501	2,063	2,795	3,831
General and administrative	1,602	1,704	2,902	3,215

Total stock-based compensation	$4,444	$5,454	$7,997	$10,350

AEROHIVE NETWORKS, INC.

Condensed Consolidated Balance Sheets

(unaudited, in thousands, except share and per share amounts)

	June 30, 2017	December 31, 2016
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$34,619	$34,346
Short-term investments	45,613	42,408
Accounts receivable, net	22,929	26,190
Inventories	14,982	12,629
Prepaid expenses and other current assets	7,128	6,289

Total current assets	125,271	121,862
Property and equipment, net	7,638	9,008
Goodwill	513	513
Other assets	5,375	5,100

Total assets	$138,797	$136,483

LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$14,663	$10,762
Accrued liabilities	9,014	9,300
Debt, current	—	20,000
Deferred revenue, current	32,954	31,727

Total current liabilities	56,631	71,789
Debt, non-current	20,000	—
Deferred revenue, non-current	34,957	34,177
Other liabilities	1,795	1,829

Total liabilities	113,383	107,795
Stockholders’ equity:
Preferred stock	—	—
Common stock	54	52
Additional paid–in capital	268,929	258,063
Treasury stock	(3,159)	(2,139)
Accumulated other comprehensive loss	(38)	(31)
Accumulated deficit	(240,372)	(227,257)

Total stockholders’ equity	25,414	28,688

Total liabilities and stockholders’ equity	$138,797	$136,483

AEROHIVE NETWORKS, INC.

Condensed Consolidated Statements of Cash Flows

(unaudited, in thousands)

	Six Months Ended June 30,
	2017	2016
Cash flows from operating activities
Net loss	$(12,892)	$(19,935)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	1,631	1,795
Stock-based compensation	7,997	10,350
Other	(30)	224
Changes in operating assets and liabilities:
Accounts receivable, net	3,261	(6,669)
Inventories	(2,353)	(3,877)
Prepaid expenses and other current assets	(839)	(4,470)
Other assets	(275)	(202)
Accounts payable	4,105	1,095
Accrued liabilities	(289)	5,097
Other liabilities	53	226
Deferred revenue	2,007	4,137

Net cash provided by (used in) operating activities	2,376	(12,229)

Cash flows from investing activities
Purchases of property and equipment	(466)	(735)
Maturities of short-term investments	18,600	11,400
Purchases of short-term investments	(21,782)	(4,592)
Investment in privately held company	—	(1,500)

Net cash provided by (used in) investing activities	(3,648)	4,573

Cash flows from financing activities
Proceeds from exercise of vested stock options	709	353
Proceeds from employee stock purchase plan	2,390	2,890
Payment for shares withheld for tax withholdings on vesting of restricted stock units	(451)	(540)
Payment to repurchase common stock	(1,020)	(1,451)
Payment on capital lease obligations	(83)	—

Net cash provided by financing activities	1,545	1,252

Net increase (decrease) in cash and cash equivalents	273	(6,404)
Cash and cash equivalents at beginning of period	34,346	45,741

Cash and cash equivalents at end of period	$34,619	$39,337

AEROHIVE NETWORKS, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures

(unaudited, in thousands, except share and per share amounts)

	Three Months Ended June 30,				Six Months Ended June 30,
	2017		2016		2017		2016
	Amount	Margin	Amount	Margin	Amount	Margin	Amount	Margin
Gross Profit and Gross Margin Reconciliations:
GAAP gross profit	$28,531	67.4%	$32,168	67.5%	$52,970	67.3%	$58,954	67.2%
Stock-based compensation	276	0.7%	321	0.7%	547	0.7%	593	0.6%
Amortization of internal use software	35	0.1%	35	0.1%	70	0.1%	70	0.1%
Restructuring charges	—	—	—	—	51	0.1%	—	—
Non-GAAP gross profit	$28,842	68.2%	$32,524	68.3%	$53,638	68.2%	$59,617	67.9%

Product Gross Profit and Product Gross Margin Reconciliations:
GAAP product gross margin	$21,430	66.9%	$27,123	68.6%	$39,564	67.2%	$49,140	68.3%
Stock-based compensation	52	0.1%	62	0.2%	103	0.1%	114	0.1%
Restructuring charges	—	—	—	—	51	0.1%	—	—
Non-GAAP product gross margin	$21,482	67.0%	$27,185	68.8%	$39,718	67.4%	$49,254	68.4%

Subscription and Support Gross Profit and Subscription and Support Gross Margin Reconciliations:
GAAP subscription and support margin	$7,101	69.3%	$5,045	62.3%	$13,406	67.9%	$9,814	62.2%
Stock-based compensation	224	2.2%	259	3.3%	444	2.3%	479	3.0%
Amortization of internal use software	35	0.3%	35	0.4%	70	0.3%	70	0.5%
Non-GAAP subscription and support gross margin	$7,360	71.8%	$5,339	66.0%	$13,920	70.5%	$10,363	65.7%

Operating Income (Loss) and Operating Margin Reconciliations:
GAAP operating loss	$(3,600)	(8.5)%	$(7,441)	(15.6)%	$(12,447)	(15.8)%	$(19,828)	(22.6)%
Stock-based compensation	4,444	10.5%	5,454	11.4%	7,997	10.1%	10,350	11.8%
Amortization of internal use software	35	0.1%	35	0.1%	70	0.1%	70	0.1%
Restructuring charges	—	—	—	—	1,327	1.7%	—	—
Charges related to securities litigation	—	—	70	0.1%	—	—	1,446	1.6%
Charges related to headquarter relocation	—	—	890	1.9%	—	—	890	1.0%
Non-GAAP operating income (loss)	$879	2.1%	$(992)	(2.1)%	$(3,053)	(3.9)%	$(7,072)	(8.1)%

	Amount	Per share	Amount	Per share	Amount	Per share	Amount	Per share
Net Income (Loss) and Net Income (Loss) per Share Reconciliations:
GAAP net loss	$(3,873)	$(0.07)	$(7,412)	$(0.15)	$(12,892)	$(0.24)	$(19,935)	$(0.40)
Stock-based compensation	4,444	0.08	5,454	0.11	7,997	0.15	10,350	0.21
Amortization of internal use software	35	—	35	—	70	—	70	—
Restructuring charges	—	—	—	—	1,327	0.02	—	—
Charges related to securities litigation	—	—	70	—	—	—	1,446	0.03
Charges related to headquarter relocation	—	—	890	0.02	—	—	890	0.01
Non-GAAP net income (loss), basic and diluted	$606	$0.01	$(963)	$(0.02)	$(3,498)	$(0.07)	$(7,179)	$(0.15)

Shares Used in Computing non-GAAP Basic and Diluted Net Income (Loss) per Share:
Weighted average shares used in computing net income (loss) per share, basic	53,175,684		49,798,994		52,808,412		49,467,667
Weighted average shares used in computing net income (loss) per share, diluted	54,413,327		49,798,994		52,808,412		49,467,667

	Amount	% of Revenue	Amount	% of Revenue	Amount	% of Revenue	Amount	% of Revenue
Operating and Functional Expenses and Expenses Percentages Reconciliations:
GAAP research and development	$9,222	21.8%	$10,562	22.2%	$18,772	23.9%	$20,772	23.7%
Stock-based compensation	(1,065)	(2.5)%	(1,366)	(2.9)%	(1,753)	(2.2)%	(2,711)	(3.1)%
Restructuring charges	—	—	—	—	(838)	(1.1)%	—	—
Non-GAAP research and development	$8,157	19.3%	$9,196	19.3%	$16,181	20.6%	$18,061	20.6%

GAAP sales and marketing	$17,420	41.2%	$21,322	44.8%	$34,859	44.3%	$42,390	48.3%
Stock-based compensation	(1,501)	(3.6)%	(2,063)	(4.4)%	(2,795)	(3.6)%	(3,831)	(4.4)%
Restructuring charges	—	—	—	—	(243)	(0.2)%	—	—
Non-GAAP sales and marketing	$15,919	37.6%	$19,259	40.4%	$31,821	40.5%	$38,559	43.9%

GAAP general and administrative	$5,489	13.0%	$7,725	16.2%	$11,786	15.0%	$15,620	17.8%
Stock-based compensation	(1,602)	(3.8)%	(1,704)	(3.6)%	(2,902)	(3.7)%	(3,215)	(3.7)%
Restructuring charges	—	—	—	—	(195)	(0.3)%	—	—
Charges related to securities litigation	—	—	(70)	(0.1)%	—	—	(1,446)	(1.6)%
Charges related to headquarter relocation	—	—	(890)	(1.9)%	—	—	(890)	(1.0)%
Non-GAAP general and administrative	$3,887	9.2%	$5,061	10.6%	$8,689	11.0%	$10,069	11.5%

GAAP operating expenses	$32,131	76.0%	$39,609	83.2%	$65,417	83.2%	$78,782	89.8%
Stock-based compensation	(4,168)	(9.9)%	(5,133)	(10.8)%	(7,450)	(9.5)%	(9,757)	(11.1)%
Restructuring charges	—	—	—	—	(1,276)	(1.6)%	—	—
Charges related to securities litigation	—	—	(70)	(0.1)%	—	—	(1,446)	(1.7)%
Charges related to headquarter relocation	—	—	(890)	(1.9)%	—	—	(890)	(1.0)%
Non-GAAP operating expenses	$27,963	66.1%	$33,516	70.4%	$56,691	72.1%	$66,689	76.0%